EX-99.B(h)(4)

APPENDIX A

SHAREHOLDER SERVICING PLAN

WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes		Maximum Shareholder Servicing Fee
1.	Aggressive Allocation Fund Administrator Class	0.25
2.	Asia Pacific Fund Investor Class	0.25
3.	Asset Allocation Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
4.	Balanced Fund Investor Class	0.25
5.	California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
6.	California Tax-Free Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
7.	California Tax-Free Money Market Fund Class A Service Class	0.25 0.25
8.	Capital Growth Fund Administrator Class Investor Class	0.25 0.25
9.	Cash Investment Money Market Fund Administrator Class Service Class	0.10 0.25
10.	Colorado Tax-Free Fund Class A Class B Administrator Class	0.25 0.25 0.25
11.	Common Stock Fund Class A Class B Class C Class Z	0.25 0.25 0.25 0.25
12.	Conservative Allocation Administrator Class	0.25
13.	Corporate Bond Fund Advisor Class Investor Class	0.25 0.25

Funds Trust Funds and Share Classes		Maximum Shareholder Servicing Fee
14.	C&B Large Cap Value Fund Class A Class B Class C Class D Administrator Class	0.25 0.25 0.25 0.25 0.25
15.	C&B Mid Cap Value Fund Class A Class B Class C Class D Administrator Class	0.25 0.25 0.25 0.25 0.25
16.	Discovery Fund Administrator Class Investor Class	0.25 0.25
17.	Diversified Bond Fund Administrator Class	0.25
18.	Diversified Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
19.	Diversified Small Cap Fund Administrator Class	0.25
20.	Dividend Income Fund Administrator Class Investor Class	0.25 0.25
21.	Emerging Markets Focus Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
22.	Endeavor Large Cap Fund Class A Class B Class C	0.25 0.25 0.25
23.	Endeavor Select Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
24.	Enterprise Fund Administrator Class Advisor Class Investor Class	0.25 0.25 0.25
25.	Equity Income Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
26.	Equity Index Fund Class A Class B	0.25 0.25

Funds Trust Funds and Share Classes		Maximum Shareholder Servicing Fee
27.	Equity Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
28.	Government Money Market Fund Class A Administrator Class Service Class	0.25 0.10 0.25
29.	Government Securities Fund Class C Administrator Class Advisor Class Investor Class	0.25 0.25 0.25 0.25
30.	Growth Balanced Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
31.	Growth Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
32.	Growth Fund Class C Administrator Class Advisor Class Investor Class	0.25 0.25 0.25 0.25
33.	Growth and Income Fund Administrator Class Advisor Class Investor Class	0.25 0.25 0.25
34.	Heritage Money Market Fund Administrator Class	0.10
35.	High Income Fund Advisor Class Investor Class	0.25 0.25
36.	High Yield Bond Fund Class A Class B Class C	0.25 0.25 0.25

Funds Trust Funds and Share Classes		Maximum Shareholder Servicing Fee
37.	Income Plus Fund Class A Class B Class C	0.25 0.25 0.25
38.	Index Fund Administrator Class Investor Class	0.10 0.25
39.	Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
40.	Intermediate Government Income Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
41.	Intermediate Tax-Free Fund Investor Class	0.25
42.	International Core Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
43.	International Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
44.	International Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
45.	Large Cap Appreciation Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
46.	Large Cap Growth Fund Investor Class	0.25
47.	Large Company Core Fund Class A Class B Class C Class Z Administrator Class	0.25 0.25 0.25 0.25 0.25
48.	Large Company Growth Fund Class A Class B Class C Class Z Administrator Class	0.25 0.25 0.25 0.25 0.25

Funds Trust Funds and Share Classes		Maximum Shareholder Servicing Fee
49.	Life Stage - Aggressive Portfolio	0.25
50.	Life Stage - Conservative Portfolio	0.25
51.	Life Stage - Moderate Portfolio	0.25
52.	Liquidity Reserve Money Market Fund	0.25
53.	Mid Cap Disciplined Fund Administrator Class Investor Class	0.25 0.25
54.	Mid Cap Growth Fund Class A Class B Class C Class Z	0.25 0.25 0.25 0.25
55.	Minnesota Money Market Fund Class A	0.25
56.	Minnesota Tax-Free Fund Class A Class B Class C Class Z Administrator Class	0.25 0.25 0.25 0.25 0.25
57.	Moderate Balanced Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
58.	Money Market Fund Class A Class B Investor Class	0.25 0.25 0.25
59.	Municipal Bond Fund Class A Class B Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25 0.25
60.	Municipal Money Market Fund Investor Class	0.25
61.	National Limited-Term Tax-Free Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
62.	National Tax-Free Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
63.	National Tax-Free Money Market Fund Class A Administrator Class Service Class	0.25 0.10 0.25
64.	Nebraska Tax-Free Fund Administrator Class	0.25

Funds Trust Funds and Share Classes		Maximum Shareholder Servicing Fee
65.	Opportunity Fund Administrator Class Advisor Class Investor Class	0.25 0.25 0.25
66.	Outlook Today Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
67.	Outlook 2010 Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
68.	Outlook 2020 Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
69.	Outlook 2030 Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
70.	Outlook 2040 Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
71.	Overland Express Sweep Fund	0.25
72.	Overseas Fund Investor Class	0.25
73.	Prime Investment Money Market Fund Service Class	0.25
74.	Short Duration Government Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
75.	Short-Term Bond Fund Advisor Class Investor Class	0.25 0.25
76.	Short-Term High Yield Bond Fund Advisor Class Investor Class	0.25 0.25
77.	Short-Term Municipal Bond Fund Class C Investor Class	0.25 0.25
78.	Small Cap Disciplined Fund Administrator Class Investor Class	0.25 0.25

Funds Trust Funds and Share Classes		Maximum Shareholder Servicing Fee
79.	Small Cap Growth Fund Class A Class B Class C Class Z Administrator Class	0.25 0.25 0.25 0.25 0.25
80.	Small Cap Opportunities Fund Administrator Class	0.25
81.	Small Cap Value Fund Class A Class B Class C Class Z	0.25 0.25 0.25 0.25
82.	Small Company Growth Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
83.	Small Company Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
84.	Small/Mid Cap Value Fund Administrator Class Investor Class	0.25 0.25
85.	Specialized Financial Services Fund Class A Class B Class C	0.25 0.25 0.25
86.	Specialized Health Sciences Fund Class A Class B Class C	0.25 0.25 0.25
87.	Specialized Technology Fund Class A Class B Class C Class Z	0.25 0.25 0.25 0.25
88.	Stable Income Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
89.	Strategic Income Fund Class A Class B Class C	0.25 0.25 0.25

Funds Trust Funds and Share Classes		Maximum Shareholder Servicing Fee
90.	Strategic Small Cap Value Fund[1] Class A Class C Administrator Class	0.25 0.25 0.25
91.	Total Return Bond Fund Class A Class B Class C Class Z Administrator Class	0.25 0.25 0.25 0.25 0.25
92.	Treasury Plus Money Market Fund Class A Service Class	0.25 0.25
93.	Ultra-Short Duration Bond Fund Class A Class B Class C Class Z	0.25 0.25 0.25 0.25
94.	Ultra Short-Term Income Fund Administrator Class Advisor Class Investor Class	0.25 0.25 0.25
95.	Ultra Short-Term Municipal Income Fund Advisor Class Investor Class	0.25 0.25
96.	U.S. Value Fund Class A Class B Class C Class Z Administrator Class	0.25 0.25 0.25 0.25 0.25
97.	Value Fund Class A Class B Class C Investor Class Administrator Class	0.25 0.25 0.25 0.25 0.25
98.	WealthBuilder Conservative Allocation Portfolio	0.25
99.	WealthBuilder Equity Portfolio	0.25
100.	WealthBuilder Growth Allocation Portfolio	0.25
101.	WealthBuilder Growth Balanced Portfolio	0.25
102.	WealthBuilder Moderate Balanced Portfolio	0.25
103.	WealthBuilder Tactical Equity Portfolio	0.25
104.	Wisconsin Tax-Free Fund Class C Investor Class	0.25 0.25
105.	100% Treasury Money Market Fund Class A Service Class	0.25 0.25

[1]	On February 8, 2006, the Board of Trustees approved the establishment of the Strategic Small Cap Value Fund, which is expected to commence operations in 2006.

Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

Most recent agreement approval: April 4, 2005

Appendix A amended: February 8, 2006

The foregoing fee schedule is agreed to as of February 8, 2006 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:	/s/ C. David Messman
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:	/s/ Stacie D. DeAngelo
Stacie D. DeAngelo
Senior Vice President